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                                 AMENDMENT NO. 1
                                       TO
                          REGISTRATION RIGHTS AGREEMENT

         THIS AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (this "Amendment"), dated effective as of April 12, 2004, is by and among OMNI Energy Services Corp., a Louisiana corporation (the "Company"), and each of the entities whose names appear on the signature page hereof. Such entities are each referred to herein as an "Investor" and, collectively, as the "Investors".

         WHEREAS, the Company and the Investors entered into a Registration Rights Agreement dated as of February 12, 2004 (the "Agreement"); and

         WHEREAS, the Company and the Investors now wish to amend the Agreement in certain respects as more specifically set forth below.

         NOW, THEREFORE, in consideration of the premises and of the mutual representations set forth herein, the Company and the Investors hereby agree as follows:

         1. Amendment. The parties agree to amend Section 1(c) of the Agreement to read in its entirety as follows:

                           "(c) "Filing Deadline" means April 15, 2004."

         2. Ratification. Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect. None of the rights, interests and obligations existing and to exist under the Agreement are hereby released, diminished or impaired, and the parties hereby reaffirm all covenants, representations and warranties in the Agreement.

         3. Execution in Counterparts. For the convenience of the parties, this Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York.

                            [Signature Page Follows]

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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first written above.

"COMPANY"

OMNI ENERGY SERVICES CORP.

By:   /s/ G. Darcy Klug
    -----------------------------
    G. Darcy Klug
    Chief Financial Officer

"INVESTORS"

PROVIDENT PREMIER MASTER FUND LTD.

By:   /s/ Steven Winters
    --------------------------------
    Steven Winters
    Attorney-in-Fact

PORTSIDE GROWTH AND OPPORTUNITY FUND

By:   /s/ Jeffrey Smith
    --------------------------
    Jeffrey Smith
    Authorized Signatory

MANCHESTER SECURITIES CORP.

By:   /s/ Paul Singer
    ------------------------
    Paul Singer
    President

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